                                                                    EXHIBIT 4.14
                                                                  EXECUTION COPY

                    SIXTH AMENDMENT TO THE LOAN DOCUMENTS AND
                   FIRST AMENDMENT TO THE STANDSTILL AGREEMENT

          SIXTH AMENDMENT TO THE LOAN DOCUMENTS AND FIRST AMENDMENT TO THE STANDSTILL AGREEMENT, dated as of May 21, 2002 (this "Amendment"), to the Standstill Agreement and Fifth Amendment to the Credit Agreement dated as of April 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Standstill Agreement"), among the Borrowing Subsidiaries signatories thereto, the Foreign Subsidiary Guarantors signatories thereto, GNB Battery Technologies Japan, Inc., (GNB Battery Technologies Japan, Inc., together with the Borrowing Subsidiaries and the Foreign Subsidiary Guarantors, the "Standstill Parties"), the Standstill Lenders (as defined in the Credit Agreement), Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Standstill Lenders, and others.

                             PRELIMINARY STATEMENTS

          (1) The Company has requested that the DIP Lenders amend certain provisions of the Post-Petition Credit Agreement, including amendments to certain of the Cross Referenced Covenants incorporated by reference in the Standstill Agreement.

          (2) The Standstill Parties have requested that the Standstill Lenders make conforming changes to the Cross Referenced Covenants in the Standstill Agreement. The Standstill Lenders are willing to consent to such amendments upon and subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Standstill Agreement or the Credit Agreement and used herein shall have the meanings given to them in the Standstill Agreement or the Credit Agreement, as applicable.

          SECTION 2. Amendments to Standstill Agreement. On the Effective Date (as hereinafter defined) the Standstill Agreement shall be amended as follows:

          (a) Amendments to Section 6. For the purposes of incorporation into the Standstill Agreement, the Cross Referenced Covenants in Sections 8.1, 8.3,
8.4 and 8.6 of the Post-Petition Credit Agreement are amended as set forth in the "First Amendment to Credit Agreement" attached hereto as Exhibit A and shall continue to be incorporated by reference as if fully set forth in the Standstill Agreement as so amended.

          (b) Amendments to Section 11. Section 11(a) shall be amended by (i) deleting "30" appearing in the last sentence and replacing it with "60" and (ii) replacing the period at the

                       Sixth Amendment to Loan Documents
end of the last sentence with a comma and adding immediately after the comma new language to read as follows:

               "provided, that the following Subsidiaries shall grant the Standstill Lenders' Liens on their Property no later than May 31, 2002: BIG Batteries Limited, CMP Batteries Ltd., Deta UK Limited, Euro Exide Corporation Limited, Exide Batteries Limited, Exide (Dagenham) Limited, Exide Holdings Limited, Friwo Batteries Limited, Fulmen UK Limited, Gemala Ireland (Holdings) Limited, GNB Technologies Limited, MBD National Limited, National Battery Distribution Limited, Nord Group Limited, OHE Limited, Spitfire Batteries Limited, TS Batteries Limited and Exide Canada, Inc."

          (c) Addition of New Section 24. The Standstill Agreement shall be amended by adding the following new Section 24 to read as follows:

          "SECTION 24. Fonde de Pouvoir. Without limiting the powers of the Collateral Agent (as defined in the Collateral Agency Agreement dated as of April 15, 2002 (the "Collateral Agency Agreement")) from time to time under the Collateral Agency Agreement or under any of the Loan Documents, each Standstill Lender hereby acknowledges that the Collateral Agent shall, for purposes of holding any Liens on Collateral granted by any Subsidiary organized under the laws of Canada pursuant to the laws of the Province of Quebec to secure payment of all liabilities, Obligations and Indebtedness of the Borrowing Subsidiaries and the Foreign Subsidiary Guarantors to the Standstill Lenders, the Administrative Agent and the Collateral Agent, including, but not limited to, any bonds, notes or other titles of indebtedness, be the holder of an irrevocable power of attorney or fonde de pouvoir (within the meaning of the Civil Code of Quebec) for all present and future Standstill Lenders who will agree to an assignment of participation at the time of such assignment, and in particular for all present and future holders of such bonds, notes, or other titles of indebtedness. Notwithstanding the provisions of
          Section 32 of an Act respecting powers of legal persons (Quebec) (formerly the Special Corporate Powers Act (Quebec)), the Collateral Agent may acquire and be the holder of such bonds, notes or other titles of indebtedness."

          SECTION 3. Conditions to Effectiveness. This Amendment shall be effective on the date on which the Administrative Agent shall have signed the Amendment and all of the following conditions precedent have been satisfied (the "Effective Date"):

          (a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Standstill Parties.

          (b) The Administrative Agent shall have received this Amendment, executed by the Required Standstill Lenders, or as to any of the Standstill Lenders, advice satisfactory to the Administrative Agent that such Standstill Lender has executed this Amendment.

          (c) After giving effect to the Amendment, no Standstill Event shall have occurred and be continuing, and the representations and warranties contained in the Standstill

                       Sixth Amendment to Loan Documents

Agreement shall be correct in all material respects as though made on and as of the Effective Date.

          (d) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent.

          SECTION 4. Representations and Warranties. To induce the Standstill Lenders parties hereto to enter into this Amendment, each of the Standstill Parties hereby represents and warrants to the Administrative Agent and all of the Standstill Lenders the following:

          (a) The execution, delivery and performance by each Standstill Party of the Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Standstill Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Standstill Party's Constituent Documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Standstill Party, or (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation, including, without limitation, the bilateral loan documents, of EHE, EHA or any of their Subsidiaries. As of the Effective Date, no Standstill Party is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Standstill Parties in connection with the execution and delivery, or performance by any Standstill Party of any of its obligations under the Amendment and the Standstill Agreement, as amended hereby.

          (c) The Amendment has been duly executed and delivered by each Standstill Party, and is the legal, valid and binding obligation of such Standstill Party, enforceable against such Standstill Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (d) No Standstill Party has an existing claim against any Standstill Lender arising out of, relating to or in connection with the Loan Documents.

          (e) As of the Effective Date, EHE is not in breach of, or in default under, the DM Agreement, and no Foreign Subsidiary is in breach of, or in default under, any other Contractual Obligation, binding on or affecting any Foreign Subsidiary or any of their properties, where the consequence of such default is to confer rights upon any person against such Foreign Subsidiary which, if exercised, can be reasonably expected to have a Material Adverse Effect.

                       Sixth Amendment to Loan Documents

          (f) The representations and warranties made by each of the Standstill Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

          SECTION 5. Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Standstill Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Standstill Agreement and each reference in the Credit Agreement and other Loan Documents to "the Standstill Agreement", "thereunder", "thereof" or words of like import referring to the Standstill Agreement, shall mean and be a reference to the Standstill Agreement as amended and otherwise modified hereby.

          (b) The Standstill Agreement, the Credit Agreement and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Standstill Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6. Affirmation of Loan Documents. Each Standstill Party, in its capacity as a Guarantor or otherwise, hereby consents to the modification of the Standstill Agreement effected hereby and hereby acknowledges and agrees that the terms of this Amendment shall not affect in any way its obligations and liabilities under the Credit Agreement, including under its guarantee, the Standstill Agreement or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. Waiver of Jury Trial. Each of the Standstill Parties, the Administrative Agent and the Standstill Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of the Administrative Agent or any Standstill Lender in the negotiation, administration, performance or enforcement thereof.

          SECTION 9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                       Sixth Amendment to Loan Documents

          SECTION 10. Costs and Expenses. EHE hereby agrees to pay, and each of the other Foreign Subsidiary Guarantors guarantees payment (subject to the exceptions set forth in Schedule 10.1 of the Credit Agreement) of, all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Administrative Agent's counsel (including local counsel in foreign jurisdictions) and financial advisor and the out-of-pocket expenses of the Steering Committee (in each case, whether incurred prior to or after the Effective Date).

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

                       Sixth Amendment to Loan Documents

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     Each of the following Subsidiaries as a
                                     Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                     EXIDE HOLDING EUROPE S.A.

                                     By:__________________________________
                                        Name:
                                        Title:

                                     COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.

                                     By:__________________________________
                                        Name:
                                        Title:

                                     EURO EXIDE CORPORATION LIMITED

                                     By:__________________________________
                                        Name:
                                        Title:

                                     SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.

                                     By:__________________________________
                                        Name:
                                        Title:

                                     TUDOR A.B.

                                     By:__________________________________
                                        Name:
                                        Title:

                       Sixth Amendment to Loan Documents

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.

                                   By:__________________________________
                                      Name:
                                      Title:


                                   CMP BATTERIES LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   DEUTSCHE EXIDE STANDBY GMBH

                                   By:__________________________________
                                      Name:
                                      Title:

                                   DEUTSCHE EXIDE GMBH

                                   By:__________________________________
                                      Name:
                                      Title:

                                   MERCOLEC TUDOR B.V.

                                   By:__________________________________
                                      Name:
                                      Title:

                       Sixth Amendment to Loan Documents

                                   Each of the following Subsidiaries as a
                                       Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   FULMEN IBERICA S.L.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   CMP BATTERIJEN N.V.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE AUTOMOTIVE BATTERIE GMBH

                                   By:__________________________________
                                      Name:
                                      Title:

                                   HAGEN BATTERIE AG

                                   By:__________________________________
                                      Name:
                                      Title:

                                   ELECTRO MERCANTIL INDUSTRIAL S.L.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE (DAGENHAM) LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   FULMEN UK LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                       Sixth Amendment to Loan Documents

                                   EXIDE AUTOMOTIVE S.A.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   SOCIEDADE PORTUGUESA DO ACUMULADOR
                                        TUDOR S.A.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE DANMARK A/S

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE BATTERIER AB

                                   By:__________________________________
                                      Name:
                                      Title:

                                   CENTRA S.A.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE S0NNAK A/S

                                   By:__________________________________
                                      Name:
                                      Title:

                       Sixth Amendment to Loan Documents

                                   EXIDE BATTERIES LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   B.I.G. BATTERIES LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE LENDING LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE ITALIA S.R.L.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE HOLDINGS LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE TECHNOLOGIES HOLDING BV

                                   By:__________________________________
                                      Name:
                                      Title:

                       Sixth Amendment to Loan Documents

                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE AUSTRALIA PTY LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE TECHNOLOGIES LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE HOLDING ASIA PTE LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE SINGAPORE PTE LIMITED

                                   By:__________________________________
                                      Name:
                                      Title:

                                   EXIDE CANADA INC.

                                   By:__________________________________
                                      Name:
                                      Title:

                       Sixth Amendment to Loan Documents

                                   1036058 ONTARIO INC.

                                   By:__________________________________
                                      Name:
                                      Title:

                       Sixth Amendment to Loan Documents

                                     GNB BATTERY TECHNOLOGIES JAPAN, INC.

                                     As a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement



                                     By:________________________________________
                                        Name:
                                        Title:

                       Sixth Amendment to Loan Documents

                                             CREDIT SUISSE FIRST BOSTON, as
                                             Administrative Agent


                                          By:__________________________________
                                             Name:
                                             Title:


                                          By:__________________________________
                                             Name:
                                             Title:

                        Sixth Amendment to Loan Documents

                                            Lenders

                    AG Capital Funding Partners, LP.

                    by: Angelo Gordon & Co. LP as
                        Investment Advisor
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Jeffrey H. Aronson
                        --------------------------------------------
                        Name: JEFFREY H. ARONSON
                        Title: Managing Director


                    Alliance Capital Funding, LLC

                    by: Alliance Capital Management, LP
                        as Manager

                    by: Alliance Capital Management Corp.
                        its General Partner
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: Vice President


                    Alliance Investment, Ltd.

                    by: Alliance Capital Management, LP
                        as Asset Manager

                    by: Alliance Capital Management Corp.
                        its General Partner
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: Vice President


                    ALPHA BANK AE
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Illegible             By: /s/ Illegible
                        ---------------------         --------------------------
                        Name: Illegible               Name: Illegible
                        Title: GEN. MANAGER           Title: DEPUTY GEN. MANAGER


                    AMMC CDO I, LIMITED

                    By: American Money Management Corp.,
                        as Collateral Manager
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ John B. Berding
                        --------------------------------------------
                        Name: John B. Berding
                        Title: Executive Vice President

                        Sixth Amendment to Loan Documents

                                    EXHBIT A

                    Lenders

                    AMMC CDO II, LIMITED

                    By: American Money Management Corp.,
                        as Collateral Manager
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ John B. Berding
                        --------------------------------------------
                        Name: John B. Berding
                        Title: Executive Vice President


                    ARCHIMEDES FUNDING, LLC,

                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: SR. VICE PRESIDENT


                    ARCHIMEDES FUNDING II, Ltd.

                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: SR. VICE PRESIDENT


                    ARCHIMEDES FUNDING III, Ltd.

                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: SR. VICE PRESIDENT


                    ARCHIMEDES FUNDING III CAYMAN, Ltd.

                    By: ING Capital Advisory LLC,
                        as Collateral Manager


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: SR. VICE PRESIDENT

                        Sixth Amendment to Loan Documents

                    Lenders

                    AVALON CAPITAL LTD.

                    By: INVESCO Senior Secured Management,Inc.
                        As Portfolio Advisor


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name: Joseph Rotondo
                        Title: Authorized Signatory


                    AVALON CAPITAL LTD.2

                    By: INVESCO Senior Secured Management,Inc.
                        As Portfolio Advisor


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name: Joseph Rotondo
                        Title: Authorized Signatory


                    BALANCED HIGHYIELD FUND I, Ltd.

                    By: ING Capital Advisors LLC, as


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: SR VICE PRESIDENT


                    BANCA POPOLARE DIBERGAMO-CV Serl


                    By: /s/ Giannario Petro             /s/ Angelo Locatelli
                        ---------------------------  ---------------------------
                        Name: Giannario Petro      Name: Angelo Locatelli
                        Title:Senior Vice President  Title:Senior Vice President


                    For Banco Espirito Santo, SA.


                    By: /s/ Guy Harris
                        --------------------------------------------
                        Name: Guy Harris
                        Title: Senior Manager


                    By: /s/ Malcolm Morris
                        --------------------------------------------
                        Name: Malcolm Morris
                        Title: Assistant Manager

                        Sixth Amendment to Loan Documents

                    Lenders


                    ------------------------------------------------
                    Bank of Montreal


                    By: /s/ Mary Lee Lotta
                        --------------------------------------------
                        Name: Mary Lee Lotta
                        Title: Director


                    THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Barry Fowler
                        --------------------------------------------
                        Name: Barry Fowler
                        Title: Associate Director of Syndications


                    Bank One, NA


                    By: /s/ Oliver J. Glenn, III
                        --------------------------------------------
                        Name: Oliver J. Glenn, III
                        Title: First Vice President


                    BANK PEKAO S.A.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Barry W. Henry
                        --------------------------------------------
                        Name: BARRY W. HENRY
                        Title: Vice President Senior Lending Officer


                    Bear Stearns Investment Products Inc.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Keith Barnish
                        --------------------------------------------
                        Name: Keith Barnish
                        Title: Authorized Signatory

                        Sixth Amendment to Loan Documents

                    Lenders

                    BHF BANK AKTIENGESELLSCHAFT
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Hellstern           By: /s/ Illegible
                        ---------------------       ----------------------------
                        Name: HELLSTERN             Name: KORALLUS
                        Title: VICE PRESIDENT       Title: SENIOR VICE PRESIDENT



                    BLACK DIAMOND CLD 1000-1 LTD.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name: Alan Corkish
                        Title: Director


                    BLACK DIAMOND CLD 2000-1 LTD.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name: Alan Corkish
                        Title: Director


                    BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name: Alan Corkish
                        Title: Director

                        Sixth Amendment to Loan Documents

                    Lenders

                    BNP PARIBAS


                    By: /s/ Fletcher Duke
                        --------------------------------------------
                        Name: FLETCHER DUKE
                        Title: Director


                    By: /s/ Amy Kirschner
                        --------------------------------------------
                        Name:  AMY KIRSCHNER
                        Title: DIRECTOR


                    Centurion CDO I, Limited

                    By: American Express Asset Management Group Inc.
                        as Collateral Manager.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Steven B Staver
                        --------------------------------------------
                        Name: Steven B Staver
                        Title: Managing Director


                    CERES II FINANCE LTD.

                    By: INVESCO Senior Secured Management, Inc.
                        As Sub-Managing Agent (Financial)


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name: Joseph Rotondo
                        Title: Authorized Signatory


                    Citibank, N.A.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Harry Vlandii
                        --------------------------------------------
                        Name: Harry Vlandii
                        Title: Vice President


                    Comercia Bank
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Susan A. Smith
                        --------------------------------------------
                        Name:  SUSAN A. SMITH
                        Title: V.P.

                        Sixth Amendment to Loan Documents

                    Lenders

                    CONTRABIAN FUNDS LLC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Jon Bauer
                        --------------------------------------------
                        Name: Jon Bauer
                        Title: Managing Member


                    CONSTANTINUS EATON VANCE CDOV, LTD.

                    BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name: Scott H. Page
                        Title: Vice President


                    CREDIT AGRICOLE INDOSUEZ


                    By: /s/ Frederik W. Asse
                        --------------------------------------------
                        Name: Frederik W. Asse
                        Title: Vice President


                    By: /s/ Kathleen M Sweeney
                        --------------------------------------------
                        Name: Kathleen M Sweeney
                        Title: Vice President


                    Credit Industriel et Commercial


                    By: /s/ Gary George           By: /s/ Clive Carpenter
                        ---------------------         --------------------------
                        Name: Gary George             Name:  Clive Carpenter
                        Title: Manager                Title: Manager


                    Credit Industriel et Commercial


                    By: /s/ Marcus Edward         By: /s/ Brian Oleary
                        ---------------------         --------------------------
                        Name: Marcus Edward           Name:  Brian Oleary
                        Title: Vice President         Title: Vice President

                        Sixth Amendment to Loan Documents

                    Lenders

                    CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                    By: /s/ S. Martin             By: /s/ I. Borisour
                        ---------------------         --------------------------
                        Name:  S. MARTIN              Name:  I. BORISOUR
                        Title: V.P                    Title: A.V.P.


                    CypressTree Investment Partners, Ltd.,

                    By: CypressTree Investment Management Company, Inc.,
                        as Portfolio Manager


                    By: /s/ Jeffrey Megar
                        --------------------------------------------
                        Name: JEFFREY MEGAR
                        Title:PRINCIPAL


                    CypressTree Investment Partners II, Ltd.,

                    By: CypressTree Investment Management Company, Inc.,
                        as Portfolio Manager


                    By: /s/ Jeffrey Megar
                        --------------------------------------------
                        Name: JEFFREY MEGAR
                        Title:PRINCIPAL


                    Department of Fire and Police Pensions - City
                    of Los Angeles
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Talton R. Embry
                        --------------------------------------------
                        Name:  Talton R. Embry
                        Title: Chairman
                               Magtan Asset Management Corp.
                               As Attorney-In-Fact


                    DRESDNER BANK AG, NEW YORK
                    AND GRAND CAYMAN BRANCHES,
                    As Lender


                    By: /s/ Thomas M. Brady
                        --------------------------------------------
                        Name:  Thomas M. Brady
                        Title: Director


                    By: /s/ Richard J. Sweeney
                        --------------------------------------------
                        Name:  RICHARD J. SWEENEY
                        Title: VICE PRESIDENT

                        Sixth Amendment to Loan Documents

                    Lenders

                    EATON VANCE CDO II, LTD.

                    By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name: SCOTT H. PAGE
                        Title: VICE PRESIDENT


                    EATON VANCE CDO III, LTD.


                    By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name: SCOTT H. PAGE
                        Title: VICE PRESIDENT


                    EATON VANCE CDO IV, LTD.


                    By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name: SCOTT H. PAGE
                        Title: VICE PRESIDENT


                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                    By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name: SCOTT H. PAGE
                        Title: VICE PRESIDENT


                    EATON VANCE SENIOR INCOME TRUST


                    By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name: SCOTT H. PAGE
                        Title: VICE PRESIDENT

                        Sixth Amendment to Loan Documents

                    Lenders

                    First Dominion I
                    First Dominion II
                    CSAM Funding I
                    ------------------------------------------------


                    By: /s/ Andrew H. Marshak
                        --------------------------------------------
                        Name: ANDREW H. MARSHAK
                        Title: AUTHORIZED SIGNATORY

                    Fleet National Bank
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Christopher N. Sotir
                        --------------------------------------------
                        Name: Christopher N. Sotir
                        Title: Vice President


                    FORTE CDO (CAYMAN) LTD. BY
                    STRONG CAPITAL MANAGEMENT, INC.
                    AS COLLATERAL MANAGER
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Thomas Price
                        --------------------------------------------
                        Name: THOMAS PRICE
                        Title: PORTFOLIO MANAGER


                    FROTIS BANK (NEDERLAND) N.V.
                    Business Centre Blaak 555
                    3011 GB Rotterdam
                    ------------------------------------------------
                    [Print Name of Lender]


                        /s/ Illegible
                        --------------------------------------------
                        Illegible


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title:

                       Sixth Amendment to Loan Documents

                    Lenders


                        /s/ Illegible
                        --------------------------------------------
                        GE Capital, CFE Inc.

                    By: William E. Magee
                        Title: Duly Authorized Signatory




                    State Street Bank & Trust, solely in its capacity as Custodian for General Motors Employees Global Group Pension Trust as directed by DDJ Capital Management, LLC, and not in its individual capacity


                    By: /s/ Andre Blood
                        --------------------------------------------
                        Name: Andre Blood
                        Title: Officer



                    BRAYSON & CO

                    By: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
                    --------------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name: SCOTT H. PAGE
                        Title: VICE PRESIDENT


                    HBK Master Fund L.P.

                    By: HBK Investments L.P.
                        Investment Advisor
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David C. Haley
                        --------------------------------------------
                        Name: David C. Haley
                        Title: Authorized Signatory

                        Sixth Amendment to Loan Documents

                    Lenders

                    INDOSUEZ CAPITAL FUNDING III, LIMITED

                    By: Indosuez Capital as Portfolio Advisor


                    By: /s/ Charles Kobayashi
                        --------------------------------------------
                        Name: Charles Kobayashi
                        Title: Principal and Portfolio Manager


                    ING PRIME RATE TRUST

                    By: ING Investments, LLC
                        as is investment manager


                    By: /s/ Mark F Haak,
                        --------------------------------------------
                        Name: Mark F Haak, CFA
                        Title: Vice President


                    ------------------------------------------------
                    INVESTKCREDIT BANK AG


                    By: /s/ W. Anscheringer          By: /s/ J. Wundsaro
                        -------------------------        -----------------------
                        Name: W. Anscheringer            Name: J. Wundsaro
                        Title: Senior Exec. Dir.         Title: SVP


                    KZH CNC LLC
                    ------------------------------------------------
                    (Print Name of Lender)


                    By: /s/ Joyce Fraser-Bryant
                        --------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT

                        Sixth Amendment to Loan Documents

                    Lenders

                    KZH CYPRESSTREE 1 LLC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Joyce Fraser-Bryant
                        --------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    KZH ING-2 LLC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Joyce Fraser-Bryant
                        --------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    KZH PONDVIEW LLC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Joyce Fraser-Bryant
                        --------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    KZH STERLING LLC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Joyce Fraser-Bryant
                        --------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    KZH WATERSIDE LLC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Joyce Fraser-Bryant
                        --------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT

                        Sixth Amendment to Loan Documents

                    Lenders

                    LEHMAN BROTHERS BANKHAOS
                    ------------------------------------------------
                    [Print Name of Lender]

                    By: /s/ Illegible                By: /s/ Illegible
                        ----------------                 --------------------
                        Name: Illegible                  Name: Illegible
                        Title: Director                  Title: Illegible


                    Lehman Syndicated Loans Inc.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ John Gramins
                        --------------------------------------------
                        Name: John Gramins
                        Title: Vice President


                    Mizubo Corporate Bank, Ltd


                    By: /s/ Christopher Fahey
                        --------------------------------------------
                        Name: Christopher Fahey
                        Title: Vice President


                    Monument Capital Limited as Assignee

                    By: Alliance Capital Management, LP
                        as Investment Manager
                    By: Alliance Capital Management Corp.
                        its General Partner
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Sverker Johansson
                        --------------------------------------------
                        Name: Sverker Johansson
                        Title: Vice President


                    MORGAN STANLEY EMERGING MARKETS, INC


                    By: /s/ Edgar A. Sabounghi
                        --------------------------------------------
                        Name: Edgar A. Sabounghi
                        Title: Vice President

                        Sixth Amendment to Loan Docunents

                    Lenders


                    ------------------------------------------------
                    Morgan Stanley Prime Income Trust


                    By: /s/ Sheila A. Finnerty
                        --------------------------------------------
                        Name:  Sheila A. Finnerty
                        Title: Executive Director


                    NATEXIS BANQUES POPULAIRES
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Joseph A. Miller
                        --------------------------------------------
                        Name:  JOSEPH A. MILLER
                        Title: ASSOCIATE


                        /s/ William J. Burke
                        --------------------------------------------
                        WILLIAM J. BURKE
                        VICE PRESIDENT

                        Sixth Amendment to Loan Documents

                    Lenders

                    OCTAGON INVESTMENT PARTNERS II, LLC


                    By: Octagon Credit Investors, LLC
                        as sub-investment manager
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Andrew D. Gordon
                        --------------------------------------------
                        Name:  Andrew D. Gordon
                        Title: Portfolio Manager


                    OCTAGON INVESTMENT PARTNERS III, LTD.


                    By: Octagon Credit Investors, LLC
                        as Portfolio Manager
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Andrew D. Gordon
                        --------------------------------------------
                        Name:  Andrew D. Gordon
                        Title: Portfolio Manager


                    ORIX Finance Corp I.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Sheppard H.C. Davis, Jr.
                        --------------------------------------------
                        Name:  Sheppard H.C. Davis, Jr.
                        Title: Authorized Representative


                    OXFORD STRATEGIC INCOME FUND


                    By: EATON VARCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name:  SCOTT H. PAGE
                        Title: VICE PRESIDENT

                        Sixth Amendment to Loan Documents

                    Lenders

                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ M. Steven Alexandar
                        --------------------------------------------
                        Name: M. Steven Alexandar
                        Title: DIRECTOR


                    Post Balanceo Fund, L.P.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Lawrance A. Post
                        --------------------------------------------
                        Name: LAWRANCE A. POST
                        Title: MANAGING MEMBER OF THE GENERAL PARTNER


                    PUTNAM DIVERSIFIED INCOME TRUST

                    By: /s/ John R. Verani
                        --------------------------------------------
                        Name: John R. Verani
                        Title: Vice President


                    PUTNAM FUNDS TRUST - PUTNAM
                    HIGH YIELD TRUST II


                    PUTMAN HIGH YIELD TRUST

                    By: /s/ John R. Verani
                        --------------------------------------------
                        Name: John R. Verani
                        Title: Vice President


                    Lenders R/2/ Top Hat, Ltd.

                    By: Amalgamated Gadget, L.P., Its Investment Manager
                    By: Scepter Holdings, Inc., Its General Partner


                    ________________________________________________
                    [Print Name of Lender]


                    By: /s/ Geoffrey Raynor
                        --------------------------------------------
                        Name: Geoffrey Raynor
                        Title: President


                    Lenders

                    SALOMON BROTHERS HOLDING COMPANY, INC

                    By: /s/ Neyua Uarias
                        --------------------------------------------
                        Name: Neyua Uarias
                        Title: Assistant Vice President

                    ________________________________________________
                    Scotiabank Europe Plc


                    By: /s/ John Copley
                        --------------------------------------------
                        Name: John Copley
                        Title: Authorised Signatory

                        Sixth Amendment to Loan Documents

                    Lenders

                    SENIOR DEBT PORTFOLIO

                    By: Boston Management and Research
                        as Investment Advisor
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Scott H. Page
                        --------------------------------------------
                        Name: SCOTT H. PAGE
                        Title: VICE PRESIDENT


                    Illegible
                    American Express Asset Management Group Inc.
                    as Collateral Manager
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Steven B. Stever
                        --------------------------------------------
                        Name: Steven B. Stever
                        Title: Managing Director

                        Sixth Amendment to Loan Documents

                    Lenders

                    SEQUILS-ING I (HBDGM), LTD


                    By: ING Capital Advisors LLc, as Collateral Manager


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: SR. VICE PRESIDENT


                    Silver Oak Capital LLC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Jeffrey H. Aronson
                        --------------------------------------------
                        Name: JEFFREY H. ARONSON
                        Title: Managing Director


                    Societe Generale
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ R. Wayne Hutton
                        --------------------------------------------
                        Name: R. WAYNE HUTTON
                        Title: Director Corporate Banking


                    ------------------------------------------------
                    SP Offshore Limited


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: Illegible


                    STRONG HIGH YIELD BOND FUND
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Gilbert L. Southwell, III
                        --------------------------------------------
                        Name: Gilbert L. Southwell, III
                        Title: Assistant Secretary

                        Sixth Amendment to Loan Documents

                    Lenders

                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: Senior Manager


                    Textron Financial Corporation


                    By: /s/ Matthew J. Colgan
                        --------------------------------------------
                        Name:  Matthew J. Colgan
                        Title: Director


                    Toronto Dominion (Texas), Inc.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Ann S. Slanis
                        --------------------------------------------
                        Name:  Ann S. Slanis
                        Title: Vice President


                    UBS AG, Stamford Branch
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Jennifer L. Poecia       By: /s/ Thomas R. Salzano
                        -------------------------        -----------------------
                        Name:  Jennifer L. Poecia        Name: Thomas R. Salzano
                        Title: Associate Director        Title: Director
                               Banking Products                 Banking Products
                               Services. US                     Services. US


                    WACHOVIA BANK NATIONAL ASSOCIATION
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Jill E. Snyder
                        --------------------------------------------
                        Name:  Jill E. Snyder
                        Title: Director


                    WINGED FOOT FUNDING TRUST
                    ------------------------------------
                    [Print Name of Lender]


                    By: /s/ ANN E. MORRIS
                       ---------------------------------
                       Name:  ANN E. MORRIS
                       Title: AUTHORIZED AGENT

                        Sixth Amendment to Loan Documents

                                   EXHIBIT A

                        Sixth Amendment to Loan Documents

                      FIRST AMENDMENT TO CREDIT AGREEMENT

          This First Amendment to Credit Agreement dated as of May 17, 2002 (this "Amendment"), is entered into among Exide Technologies, a Delaware corporation (the "Company"), Exide Delaware LLC, a Delaware limited liability company ("Exide LLC"), Exide Illinois, Inc., a Pennsylvania corporation ("Exide Illinois"), RBD Liquidation, LLC, a Delaware limited liability company ("RBD"; together with the Company, Exide LLC and Exide Illinois, the "Borrowers") and GNB Battery Technologies Japan, Inc., a Delaware corporation ("GNB"; and together with the Borrowers, the "Domestic Guarantors"), the Lenders party hereto and Citicorp USA, Inc. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and amends the Credit Agreement dated as of April 15, 2002 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the Domestic Guarantors, the Lenders, the Issuers, and CUSA, as Administrative Agent and Collateral Monitoring Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended, all as more particularly set forth herein;

          WHEREAS, pursuant to Section 13.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to modify the Credit Agreement as requested by the Company;

          NOW, THEREFORE, in consideration of the above premises, the Borrowers, the Domestic Guarantors and the Lenders party hereto agree as follows:

          SECTION 1. Amendment to the credit Agreement. The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

          (a) Section 1.1 (Defined Terms) of the Credit Agreement is amended as follows:

               (i) by amending and restating the definition of "Collateral Agency Agreement" in its entirety to read as follows:

               "'Collateral Agency Agreement' means the Collateral Agency Agreement dated as of April 15, 2002, among the Company, the Pre-Petition Agent and the Collateral Agent, and acknowledged by the Administrative Agent.";

               (ii) by amending the definition of "Foreign Collateral Requirement" as follows:

                    (A) by deleting the words "Foreign Guaranty obligations"
               appearing in clause (a)(i) thereof and substituting in lieu thereof the words "Foreign obligations"; and

                    (B) by deleting the words "Foreign Guarantor" appearing in clause (a)(xiii) thereof and substituting in lieu thereof the words "Foreign Loan Party";

               (iii) by amending and restating the definition of "Interim Period" in its entirety to read as follows:

               "Interim Period" means the period beginning on the Closing Date and ending on the earlier to occur of (a) sixty (60) days after the closing Date, (b) satisfaction of the Foreign Collateral Requirement with respect to each Foreign Subsidiary of the Company and (c) the date of receipt and approval by the Administrative Agent of the notice required to be delivered by the Company pursuant to Section 6.14 (Notification of Satisfaction of Foreign Collateral Requirement).";

               (iv) by amending and restating the definition of "Standstill Agreement" in its entirety to read as follows:

               "'Standstill Agreement' means the Standstill Agreement and Fifth Amendment to Credit Agreement, in the form attached hereto as Exhibit K (Form of Standstill Agreement), executed by the Pre-Petition Agent, the Pre-Petition Lenders holding 100% of the obligations under the Pre-Petition Facility, the Administrative Agent and the Non-Filing Subsidiaries, and consented to by the Company.";

               (v) by deleting "clauses (a), (b), (c), (d), (e), (f) or (g)" appearing in the definition of "Net Cash Proceeds" and substituting in lieu thereof "clauses (a), (b), (c), (d), (e), (f), (g) or (j)"; and

               (vi) by adding thereto the following new definition in the appropriate alphabetical order:

               "Net Lender" means any Foreign Subsidiary which is not a Foreign Borrowing Base Subsidiary or an other Foreign Subsidiary Borrower."

          (b) Section 2.1 (The Commitments) of the Credit Agreement is amended as follows:

               (i) by deleting "$40,000,000" appearing in clause (iii)(A) of the proviso of clause (a) thereof and substituting in lieu thereof "$50,000,000"; and

               (ii) by amending and restating clause (ii) of the proviso of clause (b) thereof in its entirety to read as follows:

               "(ii) if such Foreign Revolving Loan is requested during the Interim Period, unless the conditions contained in Section 8.1(h) (Indebtedness) have been satisfied with respect to the relevant Foreign Borrowing Base Subsidiary"

          (c) Article VI (Reporting Covenants) of the Credit Agreement is amended as follows:

               (i) by adding a new Section 6.14 (Notification of Satisfaction of Foreign Collateral Requirement) as follows:

               "Section 6.14 Notification of Satisfaction of Foreign Collateral Requirement

               The Company shall provide to the Administrative Agent, on or prior to the sixtieth (60th) day after the Closing Date, a notice that the Foreign Collateral Requirement has been satisfied with respect to each Foreign Subsidiary of the Company listed in such notice."; and

               (ii) by re-numbering the existing Section 6.14 (Other Information) as Section 6.15 (Other Information).

          (d) Section 6.13 (Post-Closing Schedules) of the Credit Agreement is amended as follows:

               (i) by (A) deleting the word "and" appearing at the end of clause
     (d) thereof and (B) deleting "." at the end of clause (e) thereof and substituting in lieu thereof"; and "; and

               (ii) by adding the following new clause (f):

               " (f) within sixty (60) days after the Closing Date, an updated
          Schedule 4.18 (Real Property)."

          (e) Section 7.11 (Approved Deposit Accounts; Blocked Accounts) of the Credit Agreement is amended by deleting the word "Proceeds" in each instance in which it appears in such Section and substituting in lieu thereof the words "Proceeds of Accounts".

          (f) Section 7.16 (Filing of Interim Order) of the Credit Agreement is amended and restated in its entirety to read as follows:

               "Section 7.16 Filing of Final Order

               The Borrowers shall, within sixty (60) days after the Closing Date, file a copy of the Final Order in the real property records where any domestic owned Real Property is located."

          (g) Section 8.1 (Indebtedness) of the Credit Agreement is amended as follows:

               (i) by amending and restating clause (h) (ii) thereof in its entirety to read as follows:

               " (ii) no Foreign Intercompany Loan shall be made pursuant to this clause (h) during the Interim Period unless the other conditions to such Foreign Intercompany Loan contained in this clause (h) have been satisfied";

               (ii) by deleting the word "and" appearing immediately before clause (h) (iii) thereof and substituting in lieu thereof ",";

               (iii) by adding the following at the end of clause (h) thereof:

               "and (iv) such Foreign Intercompany Loan shall only be made by the Company to the Foreign Borrowing Base Subsidiary with respect to which the Foreign Borrowing Base for such Foreign Revolving Loan is attributable";

               (iv) by deleting "$40,000,000" appearing in clause (i) thereof and substituting in lieu thereof "$50,000,000;" and

               (v) by amending and restating clause (n) thereof in its entirety to read as follows:

               "(n) Indebtedness incurred by any Foreign Subsidiary of the Company domiciled in Poland resulting from the sale of, or grant of security interest in, poland resulting from the sale of, or grant of security interest in, any of such Foreign subsidiary's Accounts in an aggregate amount not to exceed $10,000,000;".

          (h) section 8.3 (Investments) of the Credit Agreement is amended as follows:

               (i) by deleting the word "and" appearing at the end of clause (k) thereof;

               (ii) by adding the following new clause(1):

               "(1) Investments permitted under Section 8.7 (Restriction on Fundamental Changes);";

               (iii) by adding the following new clause (m):

               "(m) Investments by any Domestic Guarantor in Dixie Metals Co. or Refined Metals Corporation which when taken together do not exceed $400,000 in the aggregate in any calendar year; and"; and

               (iv) re-lettering the existing clause (1) as clause (n).

          (i) Section 8.4 (Sale of Assets) of the Agreement is amended as follows:

               (i) by deleting the word "and" appearing at the end of clause (i) thereof;

               (ii) by adding the following new clause (j):

               "(j) the sale of a reclamation Accounts owing by K-Mart Corporation to the Borrowers in an amount not to exceed $1,3000,000: and"; and

               (iii) re-lettering the existing clause (j) as clause (k).

          (j) Section 8.6 (Prepayment or Cancellation of Indebtedness) of the Credit Agreement is amended by amending and restating clause (b) (iii) in its entirety to read as follows:

               "(iii) Mercolec may repay or prepay Mercolec Loans (A) if the Other Foreign Subsidiary making such Mercolec Loan to Mercolec is a Net Lender or (B) if such Other Foreign Subsidiary making such Mercolec Loan is not a Net Lender, so long as there is no outstanding balance under any Foreign Intercompany Loan to Mercolec pursuant to clause (j) of Section 8.1 (Indebtedness) (both before and after giving effect to such prepayment),"

          (k) Section 11.1 (a) (Security) of the Credit Agreement is amended by deleting the words "obligations of such Grantor" appearing in the third line thereof the substituting in lieu thereof the words "Secured Obligations".

          (l) Article XIII (Miscellaneous) of the Credit Agreement is amended by adding a new Section 13.19 (Appointment of Fonde de Pouvoir) as follows:

               "Section 13.19 Appointment of Fonde de Pouvoir

               Each of the Lenders hereby irrevocably constitutes, to the extent necessary, the Collateral Agent as the holder of an irrevocable power of attorney (fonde de pouvoir) (within the mean of Article 2692 of the Civil Code of Quebec) in order to hold security granted by any Subsidiary of the Company in the Province of Quebec to secure the obligations of such Subsidiary under any bond. Each Person accepting an assignment of, a participation in or an arrangement in respect of, all or any part of a Lender's interest in the secured obligations of any such Subsidiary of the Company shall be deemed to have confirmed and ratified the constitution of the Collateral Agent as the holder of such irrevocable power of attorney (fonde de pouvoir)) by execution of an assignment of other agreement pursuant to which it becomes such assignee. Notwithstanding the provisions of Section 32 of An Act respecting the special powers of legal persons (Quebec), the Collateral Agent may acquire and be the holder of any such bond."

          SECTION 2. Conditions Precedent to the Effectiveness of this
Amendment.

          (a) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied:

               (i) Certain Documents. The Administrative Agent shall have received on or before the Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient originally executed copies for each of the Lenders:

               (A) this Amendment executed by the Borrowers, the Domestic Guarantors and Lenders constituting the Requisite Lenders; and

               (B) such additional documentation as the Administrative Agent or the Requisite Lenders may reasonably require.

               (ii) Representations and Warranties. Each of the representations and warranties made by the Borrowers or the other Loan Parties in or pursuant to the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which the Borrowers or any of the other Loan Parties is a party or by which the Borrowers or any of the Loan Parities is bound, shall be true and correct in all material respects on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

               (iii) Corporate and other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent.

               (iv) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date.

          SECTION 3. Representations and Warranties. Each Borrower and each Domestic Guarantor hereby represents and warrants to the Lenders that (a) as of the date hereof no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Borrower and such Domestic Guarantor contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

          SECTION 4. Reference to and Effect on the Loan Documents.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and affect.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Issuer or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

          SECTION 5. Fees, Costs and Expenses. The Borrowers and the Domestic Guarantors agree to pay on demand in accordance with the terms of Section 13.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          SECTION 6. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 7. Affirmation of Guaranties. Each of the Domestic Guarantors hereby consents to the terms of this Amendment in its capacity as a guarantor under the Credit Agreement and agrees that the terms of this Amendment shall not affect in any way its obligations and liabilities under its Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 8. Governing Law. This Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

                    EXIDE TECHNOLOGIES,
                      as a Borrower and a Domestic Guarantor


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    EXIDE DELAWARE LLC
                      as a Borrower and a Domestic Guarantor


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    EXIDE ILLINOIS, INC.,
                      as a Borrower and a Domestic Guarantor


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    RBD LIQUIDATION, LLC,
                      as a Borrower and a Domestic Guarantor


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    GNB BATTERY TECHNOLOGIES JAPAN, INC.,
                      as a Domestic Guarantor


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    Citicorp USA, Inc.,
                      as Administrative Agent, Swing Loan
                      Lender, Collateral Monitoring Agent,
                      and Lender


                    By:
                        --------------------------------------------
                        Name:
                        Title:

                   [SIGNATURE PAGE TO FIRST AMENDMENT - EXIDE]

                    Citibank, N.A.,
                      as issuer


                    By:
                        --------------------------------------------
                        Name:
                        Title:

                   [SIGNATURE PAGE TO FIRST AMENDMENT - EXIDE]

                    Other Lenders:

                    The Bank of Nova Scotia


                    By: /s/ Christopher Usas
                        --------------------------------------------
                        Name: Christopher Usas
                        Title: Director


                    CIT GROUP BUSINESS CREDIT


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    BEAR STEARNS & CO., INC.


                    By: /s/ Alan J. Mintz
                        --------------------------------------------
                        Name: ALAN J. MINTZ
                        Title: SENIOR MANAGING DIRECTOR


                    GE CAPITAL CFE, INC.


                    By:
                        --------------------------------------------
                        Name:
                        Title:

                   [SIGNATURE PAGE TO FIRST AMENDMENT - EXIDE]

                    CREDIT AGRICOLE INDOSUEZ


                    By: /s/ Frederik W. Aase
                        --------------------------------------------
                        Name: Frederik W. Aase
                        Title: Vice President


                    By: /s/ Kathleen M. Sweency
                        --------------------------------------------
                        Name: Kathleen M. Sweency
                        Title: Vice President


                    LEHMAN COMMERCIAL PAPER, INC.


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    SPCP GROUP LLC


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    FOOTHILL INCOME TRUST, L.P.


                    By: FIT GP, LLC, its General Partner


                    By:
                        --------------------------------------------
                        Name:
                        Title: Managing Member

                   [SIGNATURE PAGE TO FIRST AMENDMENT - EXIDE]

                    GRAYSON & CO


                    By: Boston Management and Research
                        as Investment Advisor


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    SENIOR DEBT PORTFOLIO


                    By: Boston Management and Research
                        as investment Advisor


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    EATON VANCE SENIOR INCOME TRUST


                    By: Eaton Vance Management
                        as Investment Advisor


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    US BANK NATIONAL ASSOCIATION


                    By:
                        --------------------------------------------
                        Name:
                        Title:


                    CANADIAN IMPERIAL BANK OF
                    COMMERCE


                    By: /s/ Stephanie Devane
                        --------------------------------------------
                        Name: STEPHANIE DEVANE
                        Title: AUTHORIZED SIGNATORY

                   [SIGNATURE PAGE TO FIRST AMENDMENT - EXIDE]

                    FOOTHILL INCOME TRUST II, L.P.


                    By: FIT II GP, LLC, its General Partner


                    By:
                        --------------------------------------------
                        Name:
                        Title: Managing Member


                    ENDURANCE CLO I, LTD.


                    c/o ING Capital Advisors LLC,
                        as Portfolio Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name: GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    ORYX CLO, LTD.


                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name: GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    EATON VANCE INSTITUTIONAL SENIOR
                    LOAN FUND


                    By: Eaton Vance Management, as
                        Investment Advisor


                    By:
                        --------------------------------------------
                        Name:
                        Title:

                   [SIGNATURE PAGE TO FIRST AMENDMENT - EXIDE]